NUVEEN ESG INTERNATIONAL DEVELOPED MARKETS EQUITY ETF
SUPPLEMENT DATED MAY 1, 2025
TO THE PROSPECTUS DATED FEBRUARY 28, 2025

1.
In the “Fund Summaries” section for the Nuveen ESG International Developed Markets Equity ETF, the tables and disclosure under the sections entitled “Fees and Expenses of the Fund—Annual Fund Operating Expenses” and “Example” are deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.27%[1]
Distribution and/or Service (12b‑1) Fees	0.00%
Other Expenses	0.01%

Total Annual Fund Operating Expenses	0.28%[1]

1  Restated to reflect a reduction in the Fund’s contractual management fee effective May 1, 2025.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect brokerage commissions that you may pay when you purchase and sell Fund shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$29
3 Years	$90
5 Years	$157
10 Years	$356

2.	The first paragraph of the section “Fund Management—Management Fees” is deleted in its entirety and replaced with the following:
As compensation for the services it provided to each Fund during the fiscal year ended October 31, 2024, the Adviser received a management fee from each Fund based on a percentage of the Fund’s average daily net assets, in the amounts set forth below:

Fund Name	Management Fee

Nuveen ESG International Developed Markets Equity ETF	0.30%[1]
Nuveen ESG Emerging Markets Equity ETF	0.35%
1  The Fund’s Board of Trustees reduced the Fund’s contractual management fee to 0.27% effective May 1, 2025.
PLEASE KEEP THIS WITH YOUR FUND’S PROSPECTUS
FOR FUTURE REFERENCE
NGN‑NUDMPRO‑0525P